Exhibit 10.22

Confidential

As Executed

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

COLLABORATIVE RESEARCH, LICENSE &

COMMERCIALIZATION AGREEMENT

between

AMBRX, INC.

and

ELANCO ANIMAL HEALTH

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Collaborative Research, License & Commercialization Agreement (continued)

CONFIDENTIAL

This COLLABORATIVE RESEARCH, LICENSE & COMMERCIALIZATION AGREEMENT (this “Agreement”) is effective from January 18, 2007 (the “Effective Date”) by and between:

AMBRX, INC. (“Ambrx”), a privately-held Delaware corporation, having a place of business at 10975 North Torrey Pines Road, La Jolla, CA 92037;

and

ELI LILLY AND COMPANY, an Indiana corporation, operating through its Elanco Animal Health division and having a principal place of business at 2001 W. Main Street, Greenfield, Indiana 46140 (“Elanco”).

INTRODUCTION

A. WHEREAS, Ambrx and/or its Affiliate(s) control intellectual property that allow it to develop and commercialize products comprising extended-duration, PEGylated proteins containing non-native amino acids discovered at Ambrx.

B. WHEREAS, Ambrx and/or its Affiliate(s) have facilities and personnel that enable it to design, develop, and manufacture (non-cGMP material at research scale only) various kinds of extended-duration, PEGylated proteins containing non-native amino acids.

C. WHEREAS, Ambrx and/or its Affiliate(s) possess know-how, expertise and intellectual property rights pertaining to the design and development of these products.

D. WHEREAS, Elanco is engaged in the research, development, marketing, manufacturing and distribution of animal health products for use in, on or near live animals.

E. WHEREAS, Elanco desires to design, develop and manufacture products comprising extended-duration, PEGylated proteins containing non-native amino acids for use in, on or near live animals.

F. WHEREAS, Ambrx and/or its Affiliate(s) desire to collaborate with Elanco in the development of one or more such products for animal health applications, subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the following mutual covenants and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

ARTICLE I

1.1 Interpretation. In this Agreement, unless the context otherwise requires, a reference to:

(a)	a paragraph, section, exhibit or schedule is a reference to a paragraph, section, exhibit or schedule to this Agreement;

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(b)	any document includes a reference to that document (and, where applicable, any of its provisions) as amended, novated, supplemented or replaced from time to time;

(c)	a statute or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them;

(d)	the singular includes the plural and vice versa, except as it regards the definitions of Party and Parties;

(e)	a Party, person or entity includes:

(i)	an individual, firm, company, corporation, association, trust, estate, state or agency of a state, government or government department or agency, municipal or local authority and any other entity, whether or not incorporated and whether or not having a separate legal personality; and

(ii)	an employee, agent, successor, permitted assign, executor, administrator and other representative of such party, person or entity;

(f)	one gender includes the other;

(g)	“written” and “in writing” include any means of reproducing words, figures or symbols in a tangible and visible form;

(h)	a month or year is a reference to a calendar month or calendar year, as the case may be; and

(i)	individuals or persons include companies and other corporations and vice versa.

1.2 “Affiliate” means any corporation or other entity that controls, is controlled by, or is under common control with a Party to this Agreement; provided that such control exists as of the Effective Date. A corporation or other entity will be regarded as in control of another corporation or entity if the latter corporation or entity owns or directly or indirectly controls more than fifty percent (50%) of the voting stock or other ownership interest of the former corporation or other entity, or if the latter corporation or entity possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the former corporation or other entity or the power to elect or appoint fifty percent (50%) or more of the members of the governing body of the former corporation or other entity. An Affiliate will be bound under this Agreement in the same manner as if it were a party hereto.

1.3 “Agreement” means this formal legal document if ultimately signed by both Parties, effective as of the Effective Date.

1.4 “Ambrx Invention” means any Invention made solely by employees of Ambrx, its Affiliates and/or Ambrx contractors or agents that is discovered, made, or conceived and reduced to practice during or as a result of the Design & Development Program.

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1.5 “Ambrx Patent Rights” means any and all Patent Rights owned and/or controlled by Ambrx and/or its Affiliates during the term of this Agreement that claim the manufacture, use in the Field, or sale of Elanco Compounds. Patent Rights that are owned by a Third Party and licensed to Ambrx shall be included within Ambrx Patent Rights for purposes of the licenses set forth herein only to the extent that Ambrx has the right to sublicense such rights hereunder, and Ambrx agrees to be responsible for all amounts Ambrx is obligated to pay to such Third Party as a result of Elanco’s (or its Affiliates’ or sublicensees’) activities under a sublicense of such Patent Rights.

1.6 “Ambrx Technology” means Technology, excluding Elanco Technology, and including know how and trade secrets, owned and/or controlled by Ambrx as of the Effective Date of this Agreement and/or made or developed during the term of this Agreement, and includes, without limitation, (i) Technology, including know how and trade secrets useful for the incorporation of non-naturally encoded amino acids into polypeptides, and the making of extended-duration, PEGylated polypeptides and (ii) any Improvements to Ambrx Technology resulting from the Design & Development Program, in each case that are reasonably necessary for the manufacture, use in the field, or sale of Elanco Compounds, except for Improvements to manufacturing processes that result from the use or incorporation of Confidential Information of Elanco, which Improvements shall remain Elanco Technology.

1.7 “Certain Non-Human Polypeptides” means any polypeptide derived from a non-human animal polypeptide sequence having no more than six (6) amino acid substitutions from such native non-human animal polypeptide sequence; provided, however, that the homology of the resulting polypeptide is not closer to the human sequence for the same polypeptide than to the wild-type sequence.

1.8 “Confidential Information” means all know-how, trade secrets, technical information, specifications, data, formulae, intellectual property or software of a Party relating to or arising out of this Agreement including, without limitation:

(a)	all communications between the Parties or information of whatever kind whether recorded or not and, if recorded, in whatever medium, relating to or arising out of the Product Development Plan, the Design & Development Program, the Improvements, the Ambrx Patent Rights, the Elanco Patent Rights, the Elanco Inventions, Ambrx Inventions, Ambrx Technology, Elanco Technology or this Agreement, whether disclosed prior to or after entering into this Agreement;

(b)	any information that the Party indicates in writing is information of a confidential nature or which is marked “confidential”; and

(c)	all copies and excerpts of the communications, information, notes, reports and documents in whatever form referred to in paragraph (a) or (b) of this definition.

For purposes of the confidentiality obligations set forth herein, (i) Improvements to Elanco Technology shall be deemed Confidential Information of Elanco, and (ii) Improvements to Ambrx Technology shall be deemed Confidential Information of Ambrx.

1.9 “Design & Development Program” means the work performed by Ambrx and Elanco and/or their respective Affiliate(s) in accordance with the Product Development Plan attached hereto as Exhibit A, as revised from time to time as provided in this Agreement.

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CONFIDENTIAL

1.10 “ECI” or “Employment Cost Index” means the “Private Industry, Compensation, 12-Month Percent Change, Not Seasonally Adjusted - ECU10002A” with respect to Total Compensation in Private Industry for All Workers (annual rate or average of the relevant year’s four calendar quarters if not annual), Series Id ECU10002A; using 2007 as the base year for purposes of indexing within the context of this Agreement, as published by the U.S. Bureau of Labor Statistics and available at the following URL: http://data.bls.gov/cgi-bin/surveymost?ec, or its successor site.

1.11 “Elanco Compound” means any one or more of [***] (as specifically defined in Exhibit B to this Agreement), or (ii) any polypeptides made in the Design & Development Program that are modifications or derivatives of a molecule described in part (a) of this definition. The Parties may mutually agree in writing to add additional development targets to the Design & Development Program, in which event “Elanco Compounds” shall also include such additional development targets and modifications and derivatives thereof made in the Design & Development Program.

1.12 “Elanco Invention” means any Invention made solely by employees of Elanco, its Affiliates and/or Elanco contractors or agents that is discovered, made, or conceived and reduced to practice during or as a result of the Design & Development Program.

1.13 “Elanco Patent Rights” means any and all Patent Rights owned and/or controlled by Elanco during the term of this Agreement that claim the manufacture, use, or sale of Elanco Compounds in or outside of the Field. Patent Rights that are owned by a Third Party and licensed to Elanco or its Affiliates shall be included within Elanco Patent Rights for purposes of the licenses set forth herein only to the extent that Elanco has the right to sublicense such rights hereunder, and Elanco agrees to be responsible for all amounts Elanco is obligated to pay to such Third Party as a result of Ambrx’ (or its Affiliates’ or sublicensees’) activities under a sublicense of such Patent Rights.

1.14 “Elanco Technology” means Technology, including know-how and trade secrets, owned and/or controlled by Elanco as of the Effective Date of this Agreement and/or developed during the term of this Agreement that are reasonably necessary for the manufacture, use or sale of Elanco Compounds in or outside of the Field.

1.15 “Field” means the diagnosis and/or treatment and/or prevention and/or control of non-human animal diseases. For clarity, Field does not include any research, development, commercialization, or other activities related to human health care, including but not limited to therapeutic, diagnostic, imaging, prophylaxis, or other uses or indications for any product.

1.16 “First Commercial Sale” of any Product means the first sale intended for use by an end-user customer of such Product in a country.

1.17 “FTE Rate” means [***] per full time equivalent personnel per year (prorated on the basis of 365-days—per year for any partial year, said proration solely for the purposes of calculating payment by Elanco to Ambrx and not suggestive of the number of days during the year Ambrx employees will work on the Design & Development Program). Such rate shall be reviewed annually and adjusted, effective as of 01-January-2008 and on each one-year anniversary of the

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Effective Date thereafter, to reflect changes in the then-current ECI from the ECI for the calendar year ending 31-December-2007.

1.18 “GxP” means compliance with all relevant Regulatory Agency requirements or guidance for Good Clinical Practices (per FDA/CVM guidance “Good Clinical Practices: VICH GL9”), Good Laboratory Practices (per FDA/CVM regulation “21 CFR Part 58”), and Current Good Manufacturing Practices (per FDA/CVM regulation “21 CFR Part 211,225 or 226”).

1.19 “Improvements” means: (a) any modification of Ambrx Technology, or Elanco Technology, or an Elanco Compound, provided such modification, if unlicensed, would infringe one or more Valid Claims of Ambrx Patent Rights or Elanco Patent Rights; and (b) any beneficial modification of a component or material useful in a Product; in each of (a) and/or (b), which is made and reduced to practice according to the Design & Development Plan during the term of this Agreement. For purposes of this Agreement, modifications to Elanco Compounds shall be deemed Improvements to Ambrx Technology, and not Improvements to Elanco Technology.

1.20 “Invention” means ideas and/or discoveries conceived by one or more employee(s) or agent(s) of Ambrx or Elanco, which arise from the performance of the Design & Development Plan during the term of this Agreement.

1.21 “Sole Invention” means an Invention discovered, made, or conceived and reduced to practice solely by Ambrx employee(s) or agent(s) or solely by Elanco employee(s) or agent(s).

1.22 “Joint Ambrx Technology Invention” means a Joint Invention other than a Joint Product Invention.

1.23 “Joint Ambrx Technology Patent Rights” means Patent Rights to a Joint Invention that claims Ambrx Technology.

1.24 “Joint Invention” means an Invention discovered, made, or conceived and reduced to practice jointly by Ambrx employee(s) or agent(s) and Elanco employee(s) or agent(s).

1.25 “Joint Patent Rights” means Patent Rights to a Joint Invention.

1.26 “Joint Product Invention” means a Joint Invention that has application or utility solely for the making or using of one or more a specific Elanco Compound(s) or Product(s), and not for any other polypeptide.

1.27 “Joint Product Patent Rights” means Patent Rights to a Joint Invention that actually claims the making or using of an Elanco Compound or Product.

1.28 “Net Sales” means, with respect to a Product, the gross amount invoiced by Elanco (including an Elanco Affiliate) or any sublicensee thereof to unrelated Third Parties in bona fide arm’s length transactions, for Product sales in the Territory, less the following deductions, to the extent each is actually incurred by Elanco, its Affiliates and/or sublicensees, with respect to sales of a Product, and included in the invoiced sales price:

(a)	Customary trade, quantity and cash discounts or rebates actually allowed or granted from the billing amount;

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(b)	Third Party agent commissions, discounts, refunds, rebates, charge-backs, retroactive price adjustments and similar allowances, limited to reasonable adjustments and allowances which effectively reduce the net selling price;

(c)	Amounts repaid or credited to customers by reason of Product returns or allowances granted to customers; and

(d)	Any tax imposed on the sale, delivery or use of the Product, when included in billing, as adjusted for rebates and refunds, including, without limitation, sales, use, excise or value added taxes, but excluding any income and franchise taxes.

Such amounts will be determined from the books and records of Elanco, Elanco Affiliates and/or sublicensee(s) (as applicable), maintained in accordance with U.S. Generally Accepted Accounting Principles (also known as “GAAP”) or, in the case of sublicenses, such similar accounting principles, consistently applied. Elanco further agrees in determining such amounts, it will use Elanco’s then-current standard procedures and methodology, including Elanco’s then current standard exchange rate methodology for the translation of foreign currency sales into U.S. Dollars or, in the case of sublicensees, such similar methodology, consistently applied.

Net Sales Adjustment for Combination Products. If any Product is sold in a finished dosage form in combination with one or more other pharmacologically active components (i.e., a chemical entity performing an identifiable function, for example, a compound other than an Elanco Compound covered by a Valid Claim) in addition to the Product (the “Product Component”) or is sold as part of a package that contains a drug administration device that is customarily sold separately by Elanco (such a product, a “Combination Product”), then Net Sales of the Combination Product, for the purposes of determining royalty payments, shall be determined as follows:

(i) [***]

(ii) [***]

(iii) [***]

(iv) [***]

(v) [***]

1.29 “Parties” means Ambrx and Elanco.

1.30 “Party” means Ambrx or Elanco.

1.31 “Patent Rights” means rights under all patents, provisional and non-provisional, owned or controlled by the Parties (including all reissues, extensions, substitutions, confirmations, re-registrations, re-examinations, re-validations, patents of addition, supplementary protection certificates or the equivalents thereof) and under all provisional and non-provisional patent applications (including, without limitation, all continuations, continuations-in-part and divisionals thereof).

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CONFIDENTIAL

1.32 “POC Study(ies)” means the initial proof-of-concept study(ies) on one or more Products that Elanco will conduct at its expense as consideration for the rights granted under this Agreement and according to the Product Development Plan. The criteria for establishing the POC Study(ies) will be described in Exhibit C of this Agreement.

1.33 “Primary Contact Person” will be the respective individuals designated by Ambrx and Elanco within fifteen days following the Effective Date, who will be responsible for the day-to-day interactions between the Parties related to the Design & Development Program and the management of the day-to-day operations of the Design & Development Program. Each Party may change its Primary Contact Person at any time upon Notice to the other Party.

1.34 “Product” means any product for diagnosis and/or treatment and/or prevention and/or control of non-human animal diseases, which product comprises an Elanco Compound.

1.35 “Product Development Plan” means the written Product development plan (including a corresponding budget), as amended from time to time by the Steering Committee in accordance with Article III of this Agreement. The Product Development Plan will be developed jointly by the Parties and agreed upon within sixty (60) days of the Effective Date, and must be consistent with the scope of project and responsibilities outline attached hereto as Exhibit A.

1.36 “Program Year” means each twelve (12) calendar month period during the term of the Design & Development Program, with the first Program Year commencing on 01-January-2007 and continuing to 31-December-2007.

1.37 “Reasonable Commercial Efforts” means effort, expertise and resources normally used by the Party in the development and/or commercialization of a compound or product owned or controlled by such Party which is of similar market potential at a similar stage in its development or product life, taking into account issues of safety and efficacy, product profile, the competitiveness of the marketplace, the proprietary position of the compound or product, the regulatory structure involved, the profitability of the applicable products, and other relevant commercial factors.

1.38 “Regulatory Agency” means any one of the U.S. Department of Agriculture (USDA); Environmental Protection Agency (EPA); Food and Drug Administration (FDA), including the Center for Veterinary Medicine (CVM); Food Safety and Inspection Service (FSIS); or any counterparts thereof in jurisdictions outside of the USA.

1.39 “Steering Committee” means the joint committee composed of representatives of Ambrx and Elanco, as described in Article III of this Agreement.

1.40 “Technology” means written specifications, biological and other tangible materials, sketches, drawings, schematics, prototypes, methods, protocols, know-how, trade secrets, all proprietary data, information, inventions, regulatory submissions or other intellectual property of any kind, excluding Patent Rights.

1.41 “Territory” means worldwide.

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1.42 “Third Party” means any entity, including any natural person, other than Ambrx or Elanco and their respective Affiliates.

1.43 “Valid Claim” means either (a) a claim of an issued and unexpired patent which has not been held permanently revoked, unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through re-examination, reissue or disclaimer or otherwise; or (b) a claim of a pending patent application, which claim was filed in good faith and has not been abandoned or finally disallowed without the possibility of appeal or refiling of said application.

ARTICLE II

2.1 License Grant to Elanco. Subject to the terms and conditions of this Agreement, including without limitation Section 2.2, Section 2.4, Section 2.6 and Section 2.7 hereof, Ambrx and its Affiliates hereby grant to Elanco and its Affiliates the sole and exclusive, royalty bearing, sub-licensable license under Ambrx Technology, Ambrx Patent Rights, Ambrx Inventions and Improvements to Ambrx Technology solely to develop, make, have made, use, sell, have sold, offer for sale, import, export, and sub-license Products in the Field and in the Territory. For clarity, the license set forth in this Section 2.1 shall not include any license or right to practice Ambrx Patent Rights, Ambrx Technology, Ambrx Invention or Improvements to Ambrx Technology to design, develop, manufacture or commercialize compounds other than Elanco Compounds, solely in the Field.

2.2 Rights Retained by Ambrx. Ambrx retains all rights (a) outside the Field in the Territory, and (b) in the Field in the Territory, except the rights expressly conveyed to Elanco herein in the Field and in the Territory with respect to Elanco Compounds and corresponding Products, in each case under Ambrx Technology, Ambrx Patent Rights, Ambrx Inventions, Joint Product Inventions, Joint Product Patent Rights, and Ambrx Improvements (including, without limitation, to research, develop, make, have made, use, sell, offer for sale, import and license products and processes). For clarity, Elanco and its Affiliates shall not research, develop, make, have made, use, sell, offer for sale, import, export, or sublicense any rights under Ambrx Technology, Ambrx Inventions, Improvements to Ambrx Technology or Ambrx Patent Rights outside the Field, unless Elanco and/or its Affiliates enter into a separate agreement with Ambrx and/or its Affiliates expressly permitting such activities or rights. Furthermore:

(a)	Except as set forth in Section 2.6 herein, no license or other rights are granted to Ambrx to Elanco Technology, Elanco Patent Rights or Elanco Inventions, except solely for the benefit of Elanco and its Affiliates; and

(b)	Elanco and its Affiliates acknowledge that, as of the Effective Date, no license or other rights are necessary to be granted, or are granted, to Ambrx by Elanco and its Affiliates for the purposes of this Agreement, except to the extent disclosed in writing by Elanco to Ambrx prior to work commencing under the Product Development Plan or under the Design & Development Program.

2.3 Rights Reverting to Ambrx. A Product or indication, as applicable, will revert to Ambrx if:

(a)	Ambrx delivers a Product to Elanco for POC Studies according to the Product Development Plan, and Elanco does not or declines to advance, evaluate and/or

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undertake a POC Study on such Product within six (6) months of Elanco’s receipt of such Product; then Ambrx may deliver a further Notice to Elanco stating that Elanco has not or declines to advance, evaluate and/or undertake such studies. Within forty-five (45) days after receipt of such further Notice from Ambrx, Elanco may either commence the process toward conducting one or more POC Studies for such Product, or expressly accept or refuse to advance, evaluate or undertake such POC Studies. If Elanco fails to commence the POC Studies for such Product, or fails to respond to Ambrx’ further Notice or responds to such further Notice and refuses to advance, evaluate or undertake such studies, said Product or indication (as applicable) will revert to Ambrx; or

(b)	Elanco begins a POC Study on a Product delivered by Ambrx, and thereafter discontinues the POC Study, Ambrx may deliver Notice to Elanco requesting that Elanco commit to performance of a POC Study regarding such Product within thirty (30) days after receipt of such Notice, and within such 30-day period Elanco expressly refuses to commence a POC Study (or if Elanco fails to respond to Ambrx’s Notice); or

(c)	Elanco notifies Ambrx that, in its opinion, a Product is not commercially viable in accordance with Section 4.13; or

(d)	for each of the payments due Ambrx in accordance with Sections 5.2, 5.3, or 5.8 through 5.10, Elanco fails to pay the relevant payment upon the conclusion of the resolution process set forth in Section 10.9(b) (in which event the relevant Product(s) or indication(s), as applicable, shall revert to Ambrx immediately without further obligation to Elanco); or

(e)	for each of the Milestone Payments due Ambrx (as defined in Article V), upon the first to occur of (i) Ambrx’ receipt of Notice from Elanco that Elanco has elected not to pay such Milestone Payments, or (ii) forty-five (45) days after such Milestone Payment was due to Ambrx and receipt of Notice from Ambrx that such Milestone Payment is due, in the event that Elanco has neither paid an owed Milestone Payment, nor provided such Notice to Ambrx (in which event the relevant Product or indication, as applicable, will revert to Ambrx immediately); or

(f)	this Agreement is terminated by Elanco in accordance with Section 10.7; or

(g)	Elanco fails to spend at least [***] per year to develop or commercialize any Product delivered by Ambrx to Elanco for a POC Study under this Agreement.

If any Product or indication reverts to Ambrx in accordance with this Section 2.3, then all (i) testing, pilot manufacturing and regulatory data generated or developed in the course of the Design & Development Program for such Product or indication; and (ii) marketing authorizations and VMFs shall be promptly transferred to Ambrx, at no charge, in accordance with Sections 4.3 and 4.14, and all rights related to such Product or indication under the Ambrx Technology, Ambrx Patent Rights, Ambrx Inventions and Improvements to Ambrx Technology shall revert exclusively to Ambrx, and Ambrx will have the sole and exclusive right in the Field and in the Territory to use and exploit any

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and all reverted Ambrx Technology, Ambrx Patent Rights, Improvements to Ambrx Technology, Ambrx Inventions data, marketing authorizations and VMFs for any purpose, including, without limitation, to research, develop, make, have made, use, sell, offer to sell, import or license those reverted Products and/or indications (as applicable). For any pending reversion, Ambrx shall provide thirty (30) business days’ Notice to Elanco stating its rationale why Elanco may be subject to reversion of rights under Section 2.3 of this Agreement.

2.4 Sublicenses. Subject to the other provisions of this Agreement, Elanco shall have the sole right to sublicense any and all rights licensed to Elanco under Section 2.1 on a Product by Product basis, only after Regulatory Agency acceptance of any of Elanco’s full or administrative NADA for such Product; provided, however, that Elanco may grant a sublicense to a contract manufacturing organization for manufacture a specific Product for Elanco. Any such sublicense by Elanco shall be consistent with the terms of this Agreement, and shall include an obligation for each such sublicensee to comply with the applicable obligations of Elanco set forth in this Agreement. Elanco shall remain liable to Ambrx for performance by any such sublicensee of all Elanco duties and obligations according to the terms and conditions of this Agreement whether such duties and obligations are to be performed by Elanco or its sub-licensee. Elanco shall provide Ambrx with a copy of any such sublicense agreement promptly after execution.

2.5 Trademarks. Elanco will be free to use and to register in any trademark office any trademark for use with a Product in its sole discretion, except for trademarks proprietary to Ambrx and its Affiliates. Elanco will own all right, title and interest in and to any such trademark in its own name during and after the term of this Agreement, except for trademarks proprietary to Ambrx and its Affiliates. If a Product reverts to Ambrx pursuant to Section 2.3 of this Agreement after its First Commercial Sale, then, except for the Lilly or Elanco names and related marks, ownership of any Trademark used in commerce for such reverted Product shall be assigned to Ambrx. The Parties shall keep each other informed regarding trademarks used in connection with products commercialized by Elanco and its Affiliates and sublicensees, and by Ambrx’ licensees and sub-licensees, and each Party shall take reasonable steps to minimize any adverse impact from the selection and use of such trademarks on commercialization of products.

2.6 License Grants to Ambrx. Subject to the terms of this Agreement, Elanco and its Affiliates that exist as of the Effective Date hereby grant to Ambrx and its Affiliates a non-exclusive, non-royalty bearing, non-sub-licensable license under Elanco Technology, Elanco Patent Rights, Elanco Inventions and Improvements to Elanco Technology solely to the extent necessary for Ambrx to perform its duties and obligations according to the Product Development Plan.

2.7 Elanco Option of Negotiation for Exclusive License to Certain Non-Human Polypeptides for Use in the Field. Elanco shall have the time-limited (as set forth in this Section 2.7) exclusive right, but not the obligation, to negotiate in good faith a separate definitive agreement setting forth mutually agreed terms and conditions under which Elanco would be granted an exclusive, royalty bearing, sub-licensable license under Ambrx Technology, Ambrx Patent Rights, Ambrx Inventions and Improvements to Ambrx Technology to develop, make, have made, use, sell, have sold, offer for sale, import, export, and sub-license Certain Non-Human Polypeptides for use in the Field and in the Territory not covered by this Agreement (the “Exclusive Option Period”). Elanco may commence such negotiations at any time after the Effective Date. The Exclusive Option Period shall expire on 16-January-2008; however, Elanco

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may extend the Exclusive Option Period to 16-January-2009 by payment of [***] on or before 15-January-2008, and subsequently extend the Exclusive Option Period to 16-March-2010 by an additional payment of [***] on or before 15-January-2009. Neither Party shall be obligated hereunder to enter into any such agreement. Until such time as Ambrx and Elanco may enter into a definitive written agreement for such other product(s) in the Field, nothing in this Agreement shall be construed to prevent Ambrx from granting or conveying rights for use in the Field to Third Parties for products other than Certain Non-Human Polypeptides, or rights to any product, including without limitation Certain Non-Human Polypeptides, for use outside the Field.

2.8 No Implied License. Nothing in this Agreement shall be deemed to constitute the grant of any license or other right to either Party in respect of any intellectual property of the other Party, except as expressly set forth herein, and no license rights shall be created hereunder by implication, estoppel or otherwise. Neither Party shall represent to any Third Party that it enjoys, possesses, or exercises any proprietary or property right or otherwise has any other right, title or interest in the intellectual property of the other Party except for such rights as are expressly set forth herein. Any rights of a Party not expressly granted to the other Party under the provisions of this Agreement shall be retained by such Party.

ARTICLE III

3.1 Formation and Composition. A joint committee consisting of two (2) members, one (1) named representative of each of Elanco and Ambrx (the “Steering Committee”) will be appointed within thirty (30) business days after the Effective Date. Each Party will provide the other Party in writing with the name, title, e-mail address, telephone number and facsimile number of their initial Steering Committee member. The Steering Committee will meet as frequently as both Parties agree is appropriate, but not less than twice each year during the term of the Design & Development Program. Such meetings will be at such times as are agreed to by Ambrx and Elanco, and will alternate between the offices of the Parties unless the Parties otherwise agree, or will be in such other form (e.g., telephone or video conference) as the members of the Steering Committee may agree. Each Party may, in its sole and absolute discretion, appoint a replacement for its representative to the Steering Committee; provided, however, that such Party provides prompt Notice of the change to the other Party.

3.2 Steering Committee Functions and Powers. The Steering Committee will be responsible for the direction and overall supervision and management of the Design & Development Program consistent with each Party’s internal policies and procedures. The principal functions of the Steering Committee will include, without limitation:

(a)	monitoring the progress and results achieved under the Design & Development Program and to revise, as necessary, the Product Development Plan;

(b)	fostering the collaborative relationship between the Parties;

(c)	facilitating the transfer, development and commercialization of Technology in accordance with this Agreement; and

(d)	such other functions as agreed by the Parties.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Collaborative Research, License & Commercialization Agreement (continued)

CONFIDENTIAL

Members of the Steering Committee may be represented at any meeting by a deputy. Either Party may permit additional employees and consultants to attend and participate (on a non-voting basis) in the Steering Committee meetings, subject to the confidentiality provisions of this Agreement.

3.3 Decisions of the Steering Committee. A quorum of the Steering Committee will be present at any meeting of the Steering Committee if both members are present at such meeting (or a designated deputy if a member is not present) in person or by telephone or videoconference. If a quorum exists at any meeting, a unanimous vote of the members of the Steering Committee present at such meeting is required to take any action on behalf of the Steering Committee. If the Steering Committee fails to reach unanimity on a matter before it for decision, the matter shall be resolved in accordance with the dispute resolution provisions set forth in Section 12.1 of this Agreement. If the Parties are unable to agree after negotiation in good faith, then the matter shall be resolved consistent with Elanco’s position to the extent such matter relates to the development of Elanco Compounds and/or their use in the Field; provided, however, that in connection with technical issues involving Ambrx Technology, or to the extent any issue relates to matters outside the Field, such issues shall be resolved consistent with Ambrx’ position. Strategic decisions in the Field that are within the purview of the Steering Committee, such as, for example, selection of Products for further study in the Design & Development Program, or selection of Products for further development and commercialization by Elanco, shall be resolved consistent with Elanco’s position. The Steering Committee shall not have authority to amend the terms and conditions of this Agreement.

3.4 Chair. The Steering Committee will be chaired by the Elanco representative appointed by Elanco for the first Program Year, then the Ambrx representative (or Elanco representative at Ambrx’s request) appointed by Ambrx for the second Program Year and alternating accordingly thereafter. The chair does not have a second or casting vote.

3.5 Minutes and Reports. The Steering Committee will be responsible for keeping accurate minutes of its deliberations that record all proposed decisions and all actions recommended or taken. Within ten (10) business days of each meeting, the chair will provide the Parties with draft minutes of such meeting and a draft of a written accompanying report describing in reasonable detail the status of the Design & Development Program, a summary of the work and progress to date, any issues requiring resolution and any proposed decisions and actions recommended or taken to all members of the Steering Committee. Minutes will be deemed approved unless either Party’s Steering Committee representative objects to the accuracy of such minutes or accompanying report by providing Notice to the other Party’s Steering Committee representative within thirty (30) days of receipt of such minutes and report. In the event that any such objection is not resolved by the Steering Committee, such minutes and accompanying report will be amended to reflect such unresolved dispute. All records of the Steering Committee will be considered Confidential Information and be available to both Parties.

3.6 Information and Results. Except as otherwise provided, the Parties will make available and disclose to one another all results of the work conducted pursuant to the Design & Development Program prior to and in preparation for the Steering Committee meetings, by the deadline and in the form and format to be designated by the Steering Committee. The Parties also will identify the critical events which must be reported between the firms, and establish reporting processes and responsibilities prior to first Product launch.

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Collaborative Research, License & Commercialization Agreement (continued)

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3.7 Subcontracts. Subject to the provisions of this Agreement, the Parties may subcontract to Affiliates and Third Parties portions of the Design & Development Program to be performed, including contract manufacturing organizations, provided the subcontracting Party has obtained the prior consent of the Steering Committee; and provided, however, that any such Affiliate or Third Party subcontractor shall be required to enter into appropriate agreements with respect to non-disclosure of confidential information and ownership of any intellectual property developed in the course of subcontracted activities including, without limitation, a grant of exclusive license rights by the subcontractor to the subcontracting Party (said agreements of which signed copies will be submitted to the other Party), unless such subcontracting would not require the transfer of Confidential Information to the Affiliate or Third Party subcontractor, and further provided that the Parties’ rights under this Agreement are not adversely affected. Each Party shall remain strictly liable to the other Party for any act or omission of its subcontractor.

ARTICLE IV

4.1 Performance of Design & Development Program. Ambrx and Elanco will establish a program under which Ambrx and Elanco will use Reasonable Commercial Efforts to collaboratively develop Product(s), with the initial goal of developing one or more Products. Ambrx and Elanco will use Reasonable Commercial Efforts to perform the design and development tasks as described in the Product Development Plan attached hereto as Exhibit A. The Design & Development Program and Product manufacture will be conducted by Elanco and Ambrx in good scientific manner, and where necessary, in compliance with all applicable GxP requirements. Additionally, each Party shall be responsible for their respective manufacture, distribution or animal testing of the Products in compliance with the requirements of all applicable Regulatory Agencies.

4.2 Product Development Plan. The Design & Development Program will be conducted in accordance with the Product Development Plan that describes the work to be pursued by Ambrx and Elanco during each Program Year. Except for the first Program Year, the Product Development Plan may be updated and approved by the Steering Committee at any time, but no later than sixty (60) days prior to the start of each Program Year. The Product Development Plan in effect at any time may not be amended except as agreed in writing by the Steering Committee. If at any time during the Program Year, either Party determines that a change to the Product Development Plan would benefit the Design & Development Program, such Party will prepare and submit to the Steering Committee a written proposal detailing its proposed changes to the Product Development Plan. Any proposed change to the Product Development Plan that would increase Ambrx’ scope of responsibility or require the commitment of additional resources, whether personnel or monetary, by Ambrx are subject to (a) the prior approval via Notice of the President and CEO of Ambrx; and (b) full reimbursement by Elanco. Proposed change(s) shall be submitted to the Steering Committee at least fifteen (15) days prior to its next regular meeting or communicated by means of such other notice as agreed by the Parties.

4.3 Sharing of Testing, Marketing, Manufacturing and Regulatory Data. The Parties will provide to each other, at no charge, access to testing, pilot manufacturing and regulatory data generated or developed in the course of the Design & Development Program and relevant to Products in the Field, or if required in response to inquiries from Regulatory Agencies related to Products.

4.4 Results and Records. The Parties will make available and disclose to one another all results of the work conducted pursuant to the Design & Development Program, and will keep

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such records as described herein; provided that each Party will maintain such results and records of the other Party in confidence in accordance with Article VIII of this Agreement, and will not use such results or records except to the extent otherwise permitted by this Agreement. The Parties will maintain records of the results in sufficient detail and in good scientific manner appropriate for patent purposes, and in a manner that properly reflects all work done and results achieved in the performance of the Design & Development Program (including all data in the form required to be maintained under any applicable governmental regulations). Such records will include reports, research notes, charts, graphs, computations, analyses, recordings, photographs, and other graphic or written data specifically relevant to the Design & Development Program.

4.5 Availability of Employees. Subject to the provisions of Section 4.9 of this Agreement, each Party agrees to make its employees and non-employee consultants reasonably available at their respective places of employment to consult with the other Party on issues arising during the Design & Development Program and in connection with any request related to a Product or the Design & Development Program from any Regulatory Agency, including regulatory, scientific, technical and clinical testing issues.

4.6 Visit to Facilities. Representatives of each Party may, upon reasonable advanced notice and at times reasonably acceptable to the other Party, visit the portions of the other Party’s facilities where activities are being performed in connection with the Design & Development Program, and consult informally, during such visits and by telephone, facsimile and e-mail, with the other Party’s personnel performing work on the Design & Development Program. Notwithstanding the foregoing, either Party may restrict the other’s access to its facilities as required to protect the confidentiality of information not directly related to the Design & Development Program.

4.7 Selected Design. Subject to the terms and conditions of this Agreement including but not limited to Sections 2.2 and 2.3 hereof, during the Design & Development Program, Elanco will have the right to choose which of the Product(s) it elects to develop and commercialize,. Promptly upon making a Product selection, Elanco will notify the Steering Committee in writing.

4.8 Product Development by Elanco. Except as otherwise expressly set forth in this Agreement, Elanco will conduct all Product development activities in the Field and Territory at its expense from the Effective Date, including the preparation and submission of the appropriate regulatory documents required for commercialization within the Field and Territory.

4.9 Product Development Conducted by Ambrx.

(a)

Elanco will pay Ambrx, as described in “(b)” and “(c)” of this Section 4.9, for any development activities associated with the Product Development Plan or the Design & Development Program that are approved in advance via Notice by the Steering Committee. If Steering Committee approval via Notice is not granted or received by Ambrx, Ambrx will not commence any work or incur such expenses on behalf of Elanco. With respect to the activities to be undertaken by Ambrx under the Product Development Plan or the Design & Development Program, Elanco will pay Ambrx in advance of each calendar quarter for these activities, including, without limitation, for personnel directly involved in Product development, at the then-applicable FTE Rate. All such payments for personnel

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CONFIDENTIAL

made to Ambrx under this Agreement shall be non-refundable and non-creditable.

(b)	Elanco will also pay Ambrx for all out-of-pocket expenses approved in advance by Elanco, that are paid or payable by Ambrx to Third Parties.

(c)	For budgeted expenses in “(a)” of this Section 4.9 that are to be incurred by or on behalf of Ambrx under the Product Development Plan and/or the Design & Development Program in the ensuing calendar quarter, Elanco will pay Ambrx within forty-five (45) days of Elanco’s receipt of a quarterly invoice from Ambrx for any such expenses, provided, however, that the first payment to Ambrx in the first Program Year shall be due thirty (30) days after the Effective Date.

(d)	In addition to expenses covered in “(b)” of this Section 4.9, should additional expenses be approved in writing in advance by Elanco that were not initially budgeted and paid for under “(b)” of this Section 4.9, Elanco will reimburse Ambrx within forty-five (45) days of Elanco’s receipt of a quarterly invoice from Ambrx for all such expenses described in “(b)” or “(d)” of this Section 4.9.

(e)	Unless this Agreement is terminated, Elanco commits to fund eight Ambrx employees at the FTE Rate from the Effective Date to 31-December-2007 and up to 10 (ten) but not less than eight (8) Ambrx employees at the FTE rate in 2008 and 2009. The Steering Committee shall determine the number, between 8 (eight) and 10 (ten) FTEs, that will be funded by Elanco for 2008 and 2009 no later than 01-October-2007. Should development for a given Product be discontinued or delayed due to lack of scientific progress on the Design & Development Program, these committed headcount numbers may be reduced accordingly upon approval of the Steering Committee. Should additional Products be identified for development activity, headcount numbers may be increased upon mutual agreement of the Steering Committee.

4.10 Regulatory Approvals of Product. Elanco will assume all responsibility and related expenses for Regulatory Agency approvals of Products in the Field and Territory. Each Party shall provide to the other a reasonable opportunity to review and comment on regulatory filings regarding products of the Party, its licensees and/or sublicensees, as appropriate, prior to submission, and each Party agrees to use reasonable efforts to incorporate comments of the other with the intent of reducing potential impact such regulatory filings may have with respect to activities related to commercialization of products.

4.11 Manufacturing of Product. Ambrx shall manufacture and supply a limited (research-scale) quantity of each Product that is not manufactured in accordance with Good Manufacturing Practices, as set forth in the Product Development Plan, at no additional expense to Elanco unless agreed to in writing by the Steering Committee. Elanco will have the exclusive right in the Field to manufacture, or have manufactured, Product for clinical trial material and commercial supply. Elanco will assume all responsibility and related expense for manufacturing and supply of commercial quantities of Product to Elanco customers.

4.12 Elanco Marketing and Sales of Product. Elanco will assume all responsibility and related expense for marketing and sales of Product to Elanco customers.

4.13 Performance. Subject to the terms and conditions of this Agreement, including but not limited to Section 2.3 of this Agreement, Elanco will use Reasonable Commercial Efforts to

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identify, develop and commercialize Products in the Field in the Territory, but will be under no obligation to market a Product if it determines, in its sole and reasonable business judgment, that such an effort is not commercially viable for Elanco.

4.14 Regulatory Issues and Obligations, Ownership and Survival Rights. Elanco will own the marketing authorizations, plus the veterinary master file and any foreign equivalents (collectively, “VMF”) for Products developed and commercialized by Elanco, at its sole expense, but will assign all rights to such marketing authorizations and VMFs to Ambrx, in perpetuity and free of royalty or other compensation to Elanco, if (a) Elanco elects to terminate this Agreement during the Term, (b) Ambrx terminates this Agreement pursuant to Section 10.9, (c) upon reimbursement by Ambrx of Elanco’s Product development and registration expenses, Ambrx terminates this Agreement pursuant to Section 10.7, or (d) any Product reverts to Ambrx as set forth in Section 2.3 of this Agreement.

4.15 Regulatory / Quality Assurance / Quality Control / Legal. The Parties will allow Regulatory, Quality Assurance, Quality Control, Accounting and Legal personnel from either Party or its attorneys, advisors, accountants and contractors timely and reasonable access to audit financial records, trial protocols, pilot scale manufacturing documents, procedures manuals, patent filings and related correspondence and other Product-related items relating to the license granted by Ambrx pursuant to this Agreement or relating to the Product Development Plan or the Design & Development Program. Any such audit shall be conducted no more frequently than once per year unless reasonably required more frequently to timely address regulatory issue(s), and at the sole expense of the auditing Party except as provided in Section 5.10 below.

4.16 Product Quality. Elanco will determine, in its sole and reasonable business judgment, all Product quality standards for Products to be used in clinical trials or for commercial supply including, but not limited to: stability; process validation and pre-approval inspection preparation; common specifications; assay methodology and storage conditions. Elanco will also determine, in its sole and reasonable business judgment, such Product quality standards that must be included in any manufacturing requirements for Products other than for the research-scale quantity of each Product to be provided by Ambrx pursuant to Section 4.11 of this Agreement. A Quality Agreement will be established and agreed prior to first Product launch.

4.17 Direct Vendor Supply to Ambrx. During the term of this Agreement, Elanco shall use its reasonable efforts to arrange for Ambrx to obtain Elanco pricing from suppliers of general laboratory supplies. In addition, it is understood and agreed by the Parties that they shall use reasonable efforts to obtain agreement with suppliers of raw materials to be supplied to Elanco for Products under this Agreement, including non-natural amino acids and poly(ethylene)glycol, are to be available for direct purchase by Ambrx from such suppliers at the same price paid by Elanco for such raw materials, and such raw materials shall be provided to both Elanco and Ambrx with the standard and customary representations and warranties that accompany such materials manufactured for human pharmaceutical uses. It is also understood and agreed by the Parties that Elanco shall have no liability of any kind to Ambrx for such raw materials obtained directly from suppliers in this manner by Ambrx.

ARTICLE V

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Collaborative Research, License & Commercialization Agreement (continued)

CONFIDENTIAL

5.1 Consideration. For each of the payments described in Sections 5.4 through 5.7 (“collectively, the “Milestone Payments”), upon the first to occur of (i) Ambrx’ receipt of Notice from Elanco that Elanco has elected not to pay the relevant owed Milestone Payment or (ii) forty-five (45) days after each such Milestone Payment is due to Ambrx and receipt of Notice from Ambrx that such Milestone Payment is due, in the event that Elanco has neither paid an owed Milestone Payment, nor provided such Notice to Ambrx, then, in accordance with Section 2.3, the rights for that relevant Product or indication (as described below) shall revert immediately to Ambrx without further obligation to Elanco. For each of the payments described in Sections 5.2, 5.3, and 5.8 through 5.10, if Elanco fails to pay the relevant payment upon the conclusion of the resolution process set forth in Section 10.9(b), the rights to the relevant Product(s) or indication(s), as applicable, shall revert immediately to Ambrx without further obligation to Elanco. For the avoidance of doubt, the Parties confirm that no amount payable under Sections 5.2 through 5.7 of this Agreement shall reduce any royalties payable under Section 5.8. Except where other payment terms are indicated in this Agreement, all payments by Elanco under this Agreement shall be due to Ambrx forty-five (45) days after Elanco’s receipt of a valid invoice from Ambrx.

5.2 Technology Access Fee. On or before the later of 15-February-2007 or thirty (30) days after the Effective Date, Elanco shall pay a one-time, non-refundable, non-creditable technology access fee payment of [***] to Ambrx to secure the license rights set forth in Sections 2.1 and 2.6.

5.3 Product Access Fee. Not more than forty-five (45) days following delivery by Ambrx of [***], Elanco shall pay a one-time, non-refundable, non-creditable payment for each Product of [***] to Ambrx. For clarity, only one such payment will be made for delivery of [***] for each Product.

5.4 [***]. Furthermore, if Elanco wishes to continue its exclusive license rights to the first Product in the Field in the Territory, Elanco will pay to Ambrx not more than forty-five (45) days following receipt of [***], a non-refundable, non-creditable payment of [***].

5.5 [***]. Furthermore, if Elanco wishes to continue its exclusive license rights to a Product in the Field in the Territory, Elanco will pay to Ambrx not more than forty-five (45) days following: [***], a non-refundable, non-creditable payment of [***].

5.6 [***]. Furthermore, if Elanco wishes to continue its exclusive license rights to a Product in the Field in the Territory, Elanco will pay to Ambrx not more than forty-five (45) days following [***], Elanco shall pay to Ambrx a one-time, non-refundable, non-creditable payment of [***]. [***].

5.7 [***]. Furthermore, if Elanco wishes to continue its exclusive license rights to a Product in the Field in the Territory, Elanco will pay to Ambrx not more than forty-five (45) days after: [***], a one-time, non-refundable, non-creditable payment of [***].

5.8 Royalties and Performance Bonuses. For each Product, Elanco will pay to Ambrx on a quarterly, non-refundable, non-creditable basis:

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Collaborative Research, License & Commercialization Agreement (continued)

CONFIDENTIAL

(a)	Royalties (the “Royalties”) on Net Sales by Elanco, its Affiliates and sublicensees, of Products in the Field and Territory, on a Product-by-Product and country-by-country basis, of [***] of all such Net Sales of Products manufactured, used, sold, offered for sale or imported in one or more countries where such Product is covered by a Valid Claim of Ambrx Patent Rights.

(b)	First-Tier Performance Bonus. Should cumulative Net Sales of each Product by Elanco, its Affiliates and sublicensees following First Commercial Sale exceed [***] of Net Sales on which Royalties have been paid by Elanco, Elanco will pay to Ambrx, in addition to the Royalties, a First-Tier Performance Bonus (the “First-Tier Performance Bonus”) of (i) [***] of Net Sales for those sales in excess of [***] and less than [***] for all such Net Sales of Products manufactured, used, sold, offered for sale or imported in one or more countries where such Product is covered by a Valid Claim of Ambrx Patent Rights, and (ii) [***] of Net Sales for those sales in excess of [***] and less than [***] for all such other Net Sales of Products during the Term of this Agreement, as set forth in Section 10.1.

(c)	Second-Tier Performance Bonus. Should cumulative Net Sales of each Product by Elanco, its Affiliates and sublicensees following First Commercial Sale equal or exceed $[***] of Net Sales on which Royalties and First-Tier Performance Bonuses have been paid by Elanco, Elanco will pay to Ambrx, in addition to the Royalties and First-Tier Performance Bonuses, a Second-Tier Performance Bonus (the “Second-Tier Performance Bonus”) of (i) [***] of Net Sales for those sales that equal or exceed [***] for all such Net Sales of Products manufactured, used, sold, offered for sale or imported in one or more countries where such Product is covered by a Valid Claim of Ambrx Patent Rights, and (ii) [***] of Net Sales for those sales that equal or exceed [***] for all such other Net Sales of Products during the Term of this Agreement, as set forth in Section 10.1.

(d)	Manufacture Technology Transfer Bonus. Elanco will pay to Ambrx a non-refundable, non-creditable payment of [***] within [***] of transfer by Ambrx of the research cell bank and research protocols to a Third Party manufacturer for each Product. For clarity, only one payment will be made for each Product regardless of the number of research cell bank and research protocol transfers that are made to Third Party manufacturers for such Product.

5.9 Payments under Sub-License. If Elanco sub-licenses its rights to a Product to a sub-licensee in the Field, Elanco will pay Ambrx each and all payments as they become due and payable to Ambrx under this Agreement for each sub-licensed Product, as well as [***] of all payments and consideration (including, without limitation, signing fees, maintenance fees, option fees, milestones, research support payments, equity, or other non-monetary payments, etc.) in excess of or in addition to the payments set forth in Articles IV and V of this Agreement, received from the Third Party to whom it has granted the sub-license.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Collaborative Research, License & Commercialization Agreement (continued)

CONFIDENTIAL

5.10 Audits. Upon the written request of Ambrx, Elanco will permit an independent certified public accountant selected by Ambrx and acceptable to Elanco, which acceptance will not be unreasonably withheld or delayed, to have access during normal business hours to such of the records of Elanco as may be reasonably necessary to verify the accuracy of the financial records (including, without limitation, payment reports) of Elanco relating to amounts paid or payable to Ambrx hereunder in respect of any calendar year ending not more than thirty-six (36) months prior to the date of such request. Except as described in the next paragraph, all such audits will be conducted at the expense of Ambrx and not more than once in each calendar year.

In the event such accountant concludes that additional payments of any kind as required by this Agreement were owed to Ambrx during such period, the additional amounts will be paid within 90 (ninety) days of the date Ambrx delivers to Elanco such accountant’s written report so concluding. The fees charged by such accountant will be paid by Ambrx, unless the audit discloses that the amounts payable by Elanco for the audited period are more than [***] of the amounts actually paid for such period and more than [***], in which case Elanco will pay the reasonable fees and expenses charged by the accountant.

Elanco will include in each sublicense granted by it pursuant to this Agreement a provision requiring the sublicensee to make reports to Elanco, to keep and maintain sufficient records of Product sales and Net Sales pursuant to such sublicense, and to grant access to such records by Ambrx’ independent accountant to the same extent required of Elanco under this Agreement.

Upon the written request of Elanco, Ambrx will permit an independent certified public accountant selected by Elanco and acceptable to Ambrx, which acceptance will not be unreasonably withheld or delayed, to have access during normal business hours to such of the records of Ambrx as may be reasonably necessary to verify the accuracy of the financial records hereunder in respect of any calendar year ending not more than thirty-six (36) months prior to the date of such request. Except as described in the next paragraph, all such audits will be conducted at the expense of Elanco and not more than once in each calendar year.

In the event such accountant concludes that amounts reimbursed to Ambrx by Elanco during such period exceeded the amounts approved in writing in advance by Elanco pursuant to Section 4.9(c) and out-of-pocket expenses approved by Elanco pursuant to Section 4.17, the amount of the excess expenses will be paid to Elanco within ninety (90) days of the date Elanco delivers to Ambrx such accountant’s written report so concluding. The fees charged by such accountant will be paid by Elanco, unless the audit discloses that the amounts paid by Elanco to Ambrx for the audited period are more than [***] of the amount of the expenses approved by Elanco for such period and more than [***], in which case Ambrx will pay the reasonable fees and expenses charged by such accountant.

The Parties agree that all information subject to review under this Section 5.10 or under any sublicense agreement is confidential and that it will cause its accountant to retain all such information in confidence.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Collaborative Research, License & Commercialization Agreement (continued)

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5.11 Royalty Payment Terms. Royalties shown to have accrued by each royalty report provided for under this Agreement will be due and payable on the date such royalty report is due. Payment of royalties in whole or in part may be made in advance of such due date. Royalties determined to be owing, and any overpayments to be credited with respect to any prior period, will be added together with interest on any overdue amounts accruing under this Agreement from the date of the report for the period for which such amounts are owing, or credited, as the case may be, to the next annual payment hereunder.

5.12 Royalty Reports. Royalty reports are due for each calendar quarter sixty (60) days after the end of the quarter. For each calendar quarter, the royalty report will set out, on a Product-by-Product and country-by-country basis: (a) the gross sales amount for each Product; (b) the Net Sales for each Product; and (c) the royalty amount due hereunder for the sale of each Product, as well as any amounts payable to Ambrx in accordance with Section 5.9 with respect to sublicense payments or consideration which Elanco has received in such calendar quarter.

5.13 Withholding of Taxes. Any withholding of taxes levied by tax authorities outside the United States on the payments by Elanco to Ambrx hereunder that are required by law to be deducted from such payments to Ambrx will be deducted by Elanco from the sums otherwise payable by it hereunder for payment to the proper tax authorities on behalf of Ambrx and will be borne by Ambrx. Elanco agrees to cooperate with Ambrx in the event Ambrx claims exemption from such withholding or seeks refunds or deductions under any double taxation or other similar treaty or agreement from time to time in force, such cooperation to include, without limitation, providing receipts of payment of such withheld tax or other documents reasonably available to Elanco.

5.14 Exchange Controls. Except as otherwise provided in this Agreement, all payments to be made pursuant to this Agreement will be paid in U.S. Dollars. If at any time legal restrictions prevent the prompt remittance of part or all royalties with respect to any country where Product is sold, payment will be made through such lawful means or methods as Elanco may determine. When in any country the law or regulations prohibit both the transmittal and deposit of royalties on sales or any other payments due under this Agreement in such a country, royalty payments due by Elanco to Ambrx in respect of sales in such country will be suspended for as long as such prohibition is in effect, and as soon as such prohibition ceases to be in effect, all payments that Elanco would have been obligated to transmit or deposit, but for the prohibition, will forthwith be deposited or transmitted promptly to the extent allowable, as the case may be. If the royalty rate specified in this Agreement should exceed the permissible rate established in any country, the royalty rate for sales in such country will be adjusted to the highest legally permissible or government-approved rate.

5.15 Interest on Late Payments. If either Party fails to pay any payment due under this Agreement on or before the date such payment is due, as provided in this Agreement, such late payment shall bear interest, to the extent permitted by applicable law, at the prime rate as of the date of U.S. Mail postmark of the relevant payment if sent by U.S. Mail, or otherwise on the date of receipt of payment, as published in The Wall Street Journal and found on the wsj.com website at the following link or its successor site:

http://interactive5.wsj.com/edition/resources/documents/mktindex.htm?rates.htm plus five percentage points (5.0 p.p.), as calculated on the number of days the relevant payment is delinquent from and including the date payment is due through and including the date upon which the owed Party has collected immediately available funds in its own account.

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ARTICLE VI

6.1 Disclosure of Inventions. During the term of the Design & Development Program, each Party will promptly disclose to the other Party the Inventions arising under the Design & Development Program made by its employees or agents.

6.2 Ambrx Inventions and Patent Rights. All right, title and interest in all Ambrx Inventions, Improvements to Ambrx Technology, Ambrx Technology and Ambrx Patent Rights shall be owned by Ambrx.

6.3 Elanco Inventions and Patent Rights. All right, title and interest in all Elanco Inventions, Improvements to Elanco Technology, Elanco Technology and Elanco Patent Rights shall be owned by Elanco.

6.4 Joint Inventions and Joint Patent Rights. Subject to Section 6.8, all right, title and interest in all Joint Product Inventions and Joint Product Patent Rights shall be owned jointly by Elanco and Ambrx; provided however, responsibility for patent filing with respect to Joint Inventions will be as set forth in Section 6.8; and provided further that, except in connection with a permitted assignment of this Agreement pursuant to Section 11.6, neither Party may transfer its interest in any Joint Invention or Joint Patent Right unless Notice of such transfer has been first given to the other Party and the transferee agrees in writing to be bound by the terms of this Agreement with respect to the interest so transferred, and the right of first refusal having been extended to the other Party. In the event either Party decides to commercially exploit or license to any Third Party any rights or interests in Joint Product Inventions or Joint Product Patent Rights inside the Field in any jurisdiction in which the consent of joint owners is required for such exploitation or grant of such license, the other Party agrees that it will not unreasonably withhold its consent, nor require payment in connection with granting such consent.

The Parties acknowledge Ambrx may (and only Ambrx may) develop, make, have made, use, sell, offer for sale, import, license, practice or commercially exploit (either by itself or to or with any Third Party) any rights in Joint Product Inventions or Joint Product Patent Rights outside the Field in any jurisdiction. Elanco will not develop, make, have made, use, sell, offer for sale, import, license, practice or commercially exploit (either by itself or with or to any Third Party) any rights in Joint Product Inventions or Joint Product Patent Rights outside the Field in any jurisdiction, nor prevent Ambrx from so doing. To the extent that any law requires the consent of Elanco for Ambrx to develop, make, have made, use, sell, offer for sale, import, license, practice or commercially exploit (either by itself or to or with any Third Party) any rights in Joint Product Inventions or Joint Product Patent Rights outside the Field in any jurisdiction, the execution of this Agreement is deemed to be the giving of such consent by Elanco.

The Parties acknowledge Elanco may (and, for so long as Elanco retains its exclusive license set forth in Section 2.1, only Elanco may) develop, make, have made, use, sell, offer for sale, import, license, practice or commercially exploit (either by itself or to or with any Third Party) Products under Joint Product Inventions or Joint Product Patent Rights inside the Field in any jurisdiction. For so long as Elanco retains its exclusive license set forth in Section 2.1, Ambrx will not develop, make, have made, use, sell, offer for sale, import, license, practice or commercially exploit (either by itself or with or to any Third Party) any Products under Joint Product Inventions or Joint Product Patent Rights inside the Field in any jurisdiction, nor prevent Elanco from so doing. To the extent that any law requires the consent of Ambrx for Elanco to

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develop, make, have made, use, sell, offer for sale, import, license, practice or commercially exploit (either by itself or to or with any Third Party) any rights in Joint Product Inventions or Joint Product Patent Rights inside the Field in any jurisdiction, the execution of this Agreement is deemed to be the giving of such consent by Ambrx.

6.5 Cooperation. Each Party represents and agrees that all its employee(s) and agent(s) will be obligated under a binding written agreement to assign to such Party, or as such Party will direct, all Inventions made or conceived by such employee(s) or other agent(s) in connection with this Agreement. Each Party agrees to make, and hereby makes, the assignments necessary to accomplish the ownership of Patent Rights as set forth in Sections 6.2, 6.3 and 6.4 above, and each Party agrees that, upon request and without further compensation except for reimbursement of related reasonable out-of-pocket expenses, such Party shall execute such further documents as may be reasonably necessary or appropriate, and to provide reasonable assistance and cooperation, including the giving of testimony, as may be necessary or desirable for obtaining, sustaining, reissuing, or enforcing the Parties’ rights in the Patent Rights subject to Sections 6.2, 6.3 and 6.4.

6.6 Ambrx Patent Rights. Ambrx will have sole responsibility for and control over the filing, prosecution, maintenance and enforcement of the Ambrx Patent Rights, at Ambrx’s expense. Ambrx will keep Elanco informed regarding the status and prosecution of all patent applications and patents included in such Ambrx Patent Rights that are licensed to Elanco pursuant to Section 2.1. To the extent that such Ambrx Patent Rights pertain to any one or more Products in the Field, Elanco will be provided in a timely manner with copies of all material correspondence with the U.S. Patent & Trademark Office (or the applicable foreign patent office) and, to the extent practicable, will be provided with the opportunity to review and comment upon any papers, responses or other filings prepared by Ambrx for submission to the said offices in advance of their filing, and Ambrx will reasonably consider any reasonable comments that are provided by Elanco in a timely manner, but Ambrx shall have no obligation to accept or incorporate such comments.

No later than March 1st of each calendar year (or sixty (60) days after the Effective Date, in the case of the first Program Year) during the term of this Agreement, Ambrx will provide Elanco with a summary report describing the status of the Ambrx Patent Rights licensed to Elanco pursuant to Section 2.1. Such report will include, at a minimum, the patent application and patent number, country(ies), filing date, issue date, expiration date and other relevant information.

If Ambrx determines it will not seek patent rights with respect to any potentially patentable Ambrx Invention, or if Ambrx files Ambrx Patent Rights in one or more countries but subsequently determines, on a country-by-country basis, that it will not file, prosecute or maintain any patent or patent application within the Ambrx Patent Rights licensed to Elanco pursuant to Section 2.1 (except for abandonment of a patent application in favor of a patent application subsequently filed for purposes of continuing the prosecution of Ambrx Patent Rights claiming the inventions included in the abandoned patent application), then Ambrx will give Elanco the timely opportunity to request Ambrx to continue to prosecute or maintain the patent application or patent in Ambrx’s name (subject to review and comment by Elanco as provided above in this Section 6.6) and at Elanco’s expense.

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6.7 Elanco Patent Rights. Elanco will have sole responsibility for and control over the filing, prosecution, maintenance and enforcement of the Elanco Patent Rights, at Elanco’s expense.

6.8 Joint Patent Rights. Elanco will have the first right to assume responsibility for the preparation, filing, prosecution and maintenance of any Joint Product Patent Rights in each country or region of the Territory where the Parties mutually determine that it is commercially reasonable to do so, using outside patent counsel reasonably acceptable to Ambrx. Elanco will share equally with Ambrx the reasonable out-of-pocket expenses incurred in connection with such preparation, filing, prosecution and maintenance of Joint Product Patent Rights. Ambrx will reimburse Elanco for Elanco’s share of such expenses within forty-five (45) days after receipt of invoice from Elanco (including supporting documentation, upon written request of Ambrx) Elanco will keep Ambrx reasonably informed of, and consult with Ambrx with respect to, the status and prosecution of all patent applications and patents included in such Joint Product Patent Rights. Ambrx will be provided in a timely manner with copies of all material correspondence with the U.S. Patent & Trademark Office (or the applicable foreign patent office) and to the extent practicable, will be provided an opportunity to review and comment upon any papers, responses or other filings prepared by Elanco for submission to the said offices in advance of their filing. Elanco will reasonably consider any reasonable comments that are provided by Ambrx in a timely manner, but Elanco shall have no obligation to accept or incorporate such comments. If Elanco elects not to assume such responsibility, Ambrx will have the right but not the obligation to do so, and will keep Elanco reasonably informed of, and consult with Elanco with respect to, the status and prosecution of all patent applications and patents included in such Joint Product Patent Rights; and in such event, Elanco will bear one-half the reasonable out-of-pocket expenses of preparation, filing, prosecution and maintenance thereof.

6.9 Patent Term Extension. Ambrx will cooperate with Elanco in obtaining patent term extension or supplemental protection certificates and the like with respect to the Joint Product Patent Rights for a Product in the Field, in each country and region where it is possible to do so. Elanco will make the election and Ambrx agrees to abide by such election. Ambrx may elect to be reimbursed by Elanco for its fully burdened personnel costs (at the FTE Rate) and legal costs and expenses for prosecuting such patent term extension or supplemental protection certificates requested by Elanco.

6.10 Data and Intellectual Property. Technology and Patent Rights owned by either Party at the Effective Date pertaining to Products and/or Technology, and Technology and Patent Rights that are developed and owned by a Party during the term of this Agreement (including, without limitation, ownership as set forth in this Agreement) will remain the sole property of the owning Party, which that Party may exploit in any manner it chooses at its sole discretion, except to the extent otherwise provided in this Agreement. New Invention(s) made by Ambrx and/or Elanco in connection with Products and/or Technology during the term of this Agreement, and any patents, copyrights or other intellectual property based on such Invention(s), will be owned by the Party(ies) of which the inventor(s) is an employee or agent, except as expressly set forth in this Agreement.

ARTICLE VII

7.1 Infringement of Third Party Patent Claims.

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(a)	Joint Strategy. In the event that the use or sale of a Product by Elanco or its Affiliate or sublicensee becomes the subject of an actual claim of infringement of a Third Party patent, copyright or other proprietary right anywhere in the world, and without regard to which Party is charged with said infringement, and the venue of such claim, the Parties shall promptly confer to discuss the claim.

(b)	Defense. Unless the Parties otherwise agree, Elanco shall assume the primary responsibility for the conduct of the defense of any such claim, at Elanco’s expense. Ambrx shall have the right, but not the obligation, to participate and be independently represented in any such suit at its sole option and at its own expense. Each Party shall reasonably cooperate with the Party conducting the defense of the claim. Neither Party shall enter into any settlement that affects the other Party’s rights or interests without such other Party’s prior written consent, not to be unreasonably withheld.

(c)	If the manufacture, sale or use of a Product pursuant to this Agreement by Elanco or its Affiliate or sublicensee results in, or may result in, any claim, suit or proceeding by a Third Party alleging patent infringement by Ambrx or Elanco (or its licensees or sublicensees), or by an Affiliate of Ambrx or Elanco, such Party will promptly notify the other Party hereto in writing. Elanco shall have the right to, and shall defend and control the defense of any such claim, suit or proceeding, at its own expense, using counsel of its own choice; provided, however, that Elanco will not enter into any settlement which admits or concedes that any aspect of the Ambrx Patent Rights is invalid or unenforceable without the prior written consent of Ambrx, and Ambrx will not enter into any settlement which admits or concedes that any aspect of the Elanco Patent Rights is invalid or unenforceable without the prior written consent of Elanco. Ambrx shall have the right, but not the obligation, to participate and be independently represented in any such suit at its sole option and at its own expense. Each Party shall keep the other Party hereto reasonably informed of all material developments in connection with any such claim, suit or proceeding, and the Parties shall reasonably cooperate in conducting the defense of any such claim. Should Elanco decide not to actively defend or fail to defend any such claim, suit, or proceedings by a Third Party relating to Ambrx Patent Rights, then Ambrx will be entitled to take over, at its option, the right to defend such infringement proceedings and the control of any such defense, at Ambrx’ cost.

(d)

If, as a result of an infringement claim alleging that the Ambrx Patent Rights, Ambrx Technology or Ambrx Inventions utilized in the development of Products in the Field in the course of the Design & Development Program infringes Patent Rights or other intellectual property rights of any Third Party, Elanco is required to pay a Third Party any amounts to secure the right to sell Products in the Field, Elanco may deduct these amounts from amounts paid or payable to Ambrx under this Agreement, to the extent, and solely to the extent, such amounts are directly attributable to Ambrx’ use of Ambrx Technology, Ambrx Patent Rights or Ambrx Inventions in the Design & Development Program in a manner that infringed such Third Party’s Patent

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Rights or other intellectual property rights provided, however, that the total of such deductions is applied over subsequent Elanco payments to Ambrx such that no individual payment due to Ambrx hereunder shall be reduced as a result of this provision to an amount less than [***] of the amount that would otherwise be due to Ambrx.

(e)	For clarity, this Section 7.1 shall not apply to any claim against Ambrx or its Affiliates, or any Third Party licensee of Ambrx, claiming that activities by Ambrx or its Affiliate or Third Party licensee outside the Field infringe the intellectual property rights of any Third Party, and as between the Parties, Ambrx, in its discretion and at its expense, shall have the sole right to control the defense of such claims.

7.2 Enforcement of Joint Patent Rights. Ambrx and Elanco will each promptly notify the other in writing of any alleged or threatened infringement of the Joint Product Patent Rights of which they become aware. Ambrx and Elanco will then confer and may agree jointly to prosecute any such infringement. If the Parties do not agree on whether or how to proceed with enforcement activity (a) within ninety (90) days following the notice of alleged infringement or (b) ten (10) business days before the time limit, if any, set forth in the appropriate laws and regulations for the filing of such actions, whichever comes first, then (i) Elanco may commence litigation with respect to the alleged or threatened infringement at its own expense if such infringement relates solely to the Field, and (ii) Ambrx may commence litigation with respect to the alleged or threatened infringement at its own expense if such infringement relates to activities outside the Field. In the event that Elanco does not commence litigation described in clause (i) of the preceding sentence within five (5) business days of the above-specified date, Ambrx may do so, at Ambrx’ expense. In the event a Party brings an infringement action against a Third Party as described herein, the other Party will reasonably cooperate, including, if required to bring such action, the furnishing of a power of attorney.

Except as otherwise agreed to by the Parties as part of a cost-sharing arrangement, any recovery realized as a result of such litigation (whether by way of settlement or otherwise) with respect to a Third Party’s infringement will be first allocated to reimbursement of unreimbursed legal fees and expenses incurred by the Party initiating the proceeding, then toward reimbursement of any unreimbursed legal fees and expenses of the other Party, and then the remainder will be divided between the Parties as follows: (y) if the award is based on lost profits, Elanco will receive an amount equal to the damages the court determines Elanco has suffered as a result of the infringement less the amount of any royalties that would have been due to Ambrx on sales of Products lost by Elanco or any Affiliate or sublicensee of Elanco as a result of the infringement had Elanco or any Affiliate or sublicensee of Elanco made such sales; provided, however, that Ambrx shall first receive an amount equal to the royalties and other payments it would have received under Article V if sales that would have generated such lost profits had been made by Elanco or any Affiliate or sublicensee of Elanco; and (z) as to awards for infringements other than those based on lost profits, [***] to the Party initiating such proceedings and [***] to the other Party.

7.3 Enforcement Action in the Field. Ambrx shall have the sole right, but not the

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obligation, to commence and control any legal action or proceeding, or the filing of any counterclaim, related to any alleged infringement of the Ambrx Patent Rights (an “Action”) in the Field in the Territory. In the event that Ambrx elects, in its sole discretion, to undertake such an Action, Elanco agrees to reasonably cooperate with Ambrx, including providing access to all necessary documents, executing all papers and performing such other acts as may be reasonably required for such Action, including, but not limited to, consenting to be joined as a Party plaintiff in such Action, and Ambrx will reimburse Elanco for related reasonable out-of-pocket expenses. Ambrx shall control such Action, and Ambrx may enter into settlements, stipulated judgments or other arrangements respecting such infringement; provided, however, Ambrx shall not settle or make any agreement that would have an adverse effect on Elanco’s rights under this Agreement, without the prior written consent of Elanco. Ambrx shall keep Elanco reasonably apprised of the progress of any such Action. Elanco may, at its option and sole expense, be represented by counsel of its choice, but all other costs associated with any such Action shall be at the sole expense of Ambrx. In any Action, any damages or other recovery, including compensatory and other non-compensatory damages or recovery actually received from a Third Party, shall first be used to reimburse the Parties for their respective costs and expenses incurred in connection with such Action, with the remainder to Ambrx. To the extent that such damages relate to loss suffered by Elanco as a result of such Third Party infringement, said remaining damages or other recovery shall be treated as Net Sales and Elanco shall pay Ambrx the applicable Royalty on such Net Sales and retain the balance.

7.4 Enforcement Action Outside the Field. As between the Parties, Ambrx shall have the sole right, but not the obligation, to commence and control any legal action or proceeding, or the filing of any counterclaim, related to any alleged infringement of the Ambrx Patent Rights or other intellectual property right of Ambrx outside the Field. For clarity, Ambrx may convey the right to take such action on a Third Party. In the event that Ambrx elects, in its sole discretion, to undertake such an Action, Elanco agrees to reasonably cooperate with Ambrx, including providing access to all necessary documents, executing all papers and performing such other acts as may be reasonably required for such Action, including, but not limited to, consenting to be joined as a Party plaintiff in such Action, and Ambrx will reimburse Elanco for related reasonable out-of-pocket expenses. Ambrx shall control such Action, and Ambrx may enter into settlements, stipulated judgments or other arrangements respecting such infringement; provided, however, Ambrx shall not settle or make any agreement that would have a material adverse effect on Elanco’s rights under this Agreement with respect to Products in the Field, without the prior written consent of Elanco. Unless otherwise expressly agreed in writing by the Parties, nothing in this Agreement shall be construed to require the sharing with Elanco of any recoveries from such actions (or settlement thereof) to the extent attributable to infringement by any Third Party outside the Field.

ARTICLE VIII

8.1 Confidentiality Agreement. The Parties are bound by a Mutual Confidentiality Agreement effective as of 30-September-2005, and extended as of 03-May-2006, with the ability to exchange information under the Confidentiality Agreement through 18-May-2007, and with obligations to maintain such information through 30-September-2010. The Parties’ rights and obligations under the Mutual Confidentiality Agreement are incorporated herein by reference and are now extended for the term of this Agreement; should there be any conflict, the provisions of this Agreement shall prevail.

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8.2 Nondisclosure; Exceptions. Neither Ambrx nor Elanco shall publish or disclose to any Third Party, including its independent contractors, any or all Confidential Information of the other Party without the advance execution of a binding confidentiality agreement between the Third Party and the disclosing Party and advance approval of the Steering Committee. Neither Ambrx nor Elanco shall disclose to any Third Party or use for any purpose besides this Agreement, Confidential Information of the other Party, unless such Party can demonstrate that such information:

(a)	Was known to the receiving Party or to the public prior to disclosure by the disclosing Party under this Agreement, as shown by written records;

(b)	Becomes known to the public from a source other than the receiving Party;

(c)	Is disclosed to the receiving Party on a non-confidential basis by a Third Party having a legal right to make such disclosure;

(d)	Is required to be disclosed by law or judicial order; provided, however, the receiving Party shall promptly notify the disclosing Party and shall not disclose any information without the disclosing Party’s prior written consent or until the disclosing Party has exhausted any legal actions it may take to prevent or limit the requested disclosure; or

(e)	Is independently developed by an employee of the receiving Party not having access to the disclosing Party’s information.

8.3 Such obligations of confidentiality and non-use shall survive expiration or termination of this Agreement for a period of five (5) years from the effective date of such termination or expiration.

8.4 The Parties expressly agree that Elanco may submit Confidential Information of Ambrx to any Regulatory Agency to the extent necessary for obtaining Product marketing approvals in the Field.

8.5 Authorized Disclosure. Each Party may disclose Confidential Information belonging to the other Party to the extent such disclosure is reasonably necessary in the following instances:

(a)	filing or prosecuting patents relating to Joint Patent Rights;

(b)	filings submitted to a Regulatory Agency;

(c)	prosecuting or defending litigation;

(d)	complying with applicable governmental regulations;

(e)	conducting pre-clinical or clinical trials of Products; and

(f)	disclosure on a “need to know” basis to Affiliates, sublicensees, employees, consultants or agents who agree to be bound by similar terms of confidentiality and non-use at least equivalent in scope to those set forth in this Article 8.

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ARTICLE IX

9.1 Liabilities; Indemnification by Elanco. Except to the extent such liability is caused by the gross negligence or willful misconduct of Ambrx, Elanco will bear all liabilities arising from Elanco’s (and its Affiliates’ and sublicensees’) development, regulatory approval, manufacture, marketing and sales of Product in the Field. Elanco will at all times during and after the term of the Agreement be responsible for, and will defend, indemnify and hold Ambrx and its directors, officers, employees and contractors harmless from and against any and all losses, claims, suits, proceedings, expenses, recoveries and damages, including reasonable legal expenses and costs including attorneys’ fees, arising out of any claim by any Third Party relating to Product(s) or Elanco Technology or Elanco Patent Rights or any aspect of Elanco’s performance in connection with the Agreement, to the extent such liability results or arises from (a) Elanco’s breach of its obligations under the Agreement; (b) the gross negligence or willful misconduct of Elanco or its Affiliates, directors, officers, employees or contractors in their performance hereunder; (c) the attributes, use or sale of the Products by or on behalf of Elanco, its Affiliates or sublicensees; or (d) any breach by Elanco of any of its covenants, representations or warranties set forth in the Agreement. Ambrx will give Elanco prompt Notice of any such claim or lawsuit and, without limiting the foregoing indemnity, Elanco will have the right to compromise, settle or defend any such claim or lawsuit (to the extent subject to indemnity by Elanco as set forth herein); provided that (i) no offer of settlement, settlement or compromise by Elanco shall be binding on Ambrx without its prior written consent (which consent shall not be unreasonably withheld or delayed), unless such settlement fully releases Ambrx without any liability, loss, cost or obligation incurred by Ambrx and (ii) Elanco shall not have authority to admit any wrongdoing or misconduct on the part of Ambrx or its Affiliate except with Ambrx’ prior written consent.

9.2 Indemnification by Ambrx. Except to the extent such liability is caused by the gross negligence or willful misconduct of Elanco, Ambrx will bear all liabilities arising from Ambrx’ (and its Affiliates’ and licensees’) development, regulatory approval, manufacture, marketing and sales of products outside the Field, products inside the Field other than Products, and Products that have reverted to Ambrx. Ambrx will at all times during and after the term of the Agreement be responsible for, and will defend, indemnify and hold Elanco and its directors, officers, employees and contractors harmless from and against any and all losses, claims, suits, proceedings, expenses, recoveries and damages, including reasonable legal expenses and costs including, without limitation, attorneys’ fees, arising out of any claim by any Third Party arising from (a) Ambrx’ breach of its obligations under the Agreement; (b) the gross negligence or willful misconduct of Ambrx or its Affiliates, directors, officers, employees or contractors in their performance hereunder; or (c) the development, manufacture, use or sale of products outside the Field by Ambrx, products inside the Field other than Products, and Products that have reverted to Ambrx, its Affiliate or licensee; or (d) any breach by Ambrx of any of its covenants, representations or warranties set forth in the Agreement. Elanco will give Ambrx prompt Notice of any such claim or lawsuit and, without limiting the foregoing indemnity, Ambrx will have the right to compromise, settle or defend any such claim or lawsuit (to the extent subject to indemnity by Ambrx as set forth herein); provided that (i) no offer of settlement, settlement or compromise by Ambrx shall be binding on Elanco without its prior written consent (which consent shall not be unreasonably withheld or delayed), unless such settlement fully releases Elanco without any liability, loss, cost or obligation incurred by Elanco and (ii) Ambrx shall not have authority to admit any wrongdoing or misconduct on the part of Elanco or its Affiliate except with Elanco’s prior written consent.

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9.3 Ambrx Representations & Warranties to Elanco. As of the Effective Date, Ambrx represents and warrants that it owns or controls the Ambrx Patent Rights listed in Exhibit D and the Ambrx Technology licensed by Elanco hereunder, and that it has the right to enter into this Agreement and grant the licenses hereunder that are conveyed to Elanco pursuant to this Agreement.

9.4 Representations & Warranties of the Parties to Each Other. Ambrx and Elanco each represent and warrant that, as of the Effective Date, execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of such Party, its officers and directors and does not conflict with, violate, or breach any agreement to which either Elanco or Ambrx is a party, or either Party’s articles of incorporation or bylaws.

9.5 WARRANTY AND DISCLAIMER CONCERNING TECHNOLOGY.

(a)	As of the Effective Date of this Agreement, each Party represents and warrants to the other that, to the best of its knowledge, it has not been notified of any patent rights of any Third Party, other than patent rights of Third Parties that are licensed to such Party, that would prevent either Party from exercising the licenses granted herein, or would prevent either Party from carrying out the Product Development Plan.

(b)	Further, as of the Effective Date of this Agreement, each Party represents and warrants to the other that, to the best of its knowledge, it does not have any actual knowledge of any patent rights of any Third Party, other than patent rights of Third Parties that are licensed to such Party, that would prevent either Party from carrying out the Product Development Plan.

(c)	Without limiting the generality of the foregoing, each Party expressly does not warrant (i) the success of any research or development activities commenced under the Product Development Plan or (ii) the safety or usefulness for any purpose of the technology it provides hereunder.

9.6 DISCLAIMER. THE FOREGOING REPRESENTATIONS AND WARRANTIES ARE IN LIEU OF ALL OTHER REPRESENTATIONS AND WARRANTIES NOT EXPRESSLY SET FORTH HEREIN. AMBRX AND ELANCO DISCLAIM ALL OTHER REPRESENTATIONS AND WARRANTIES, WHETHER EXPRESS OR IMPLIED, WITH RESPECT TO EACH OF THEIR RESEARCH, DEVELOPMENT AND COMMERCIALIZATION EFFORTS HEREUNDER, INCLUDING, WITHOUT LIMITATION, WHETHER THE PRODUCTS CAN BE SUCCESSFULLY DEVELOPED OR MARKETED, THE ACCURACY, PERFORMANCE, UTILITY, RELIABILITY, TECHNOLOGICAL OR COMMERCIAL VALUE, COMPREHENSIVENESS, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE WHATSOEVER OF THE PRODUCTS. EXCEPT AS EXPRESSLY WARRANTED HEREIN, EACH PARTY EXPRESSLY DISCLAIMS ALL REPRESENTATIONS OR WARRANTIES THAT THE ELANCO COMPOUNDS OR PRODUCTS WILL NOT INFRINGE THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES. IN NO EVENT SHALL EITHER AMBRX OR ELANCO BE LIABLE FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT BASED ON CONTRACT, TORT OR ANY OTHER LEGAL THEORY.

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ARTICLE X

10.1 Term. Except as otherwise provided in this Agreement, the term of this Agreement will commence on the Effective Date and end on the later of either: (a) the five (5) year anniversary of the expiration, lapse, or invalidation of the last remaining Valid Claim of Ambrx Patent Rights covering a Product, or (b) if no Valid Claim of Ambrx Patent Rights exists on the date of First Commercial Sale, the five (5) year anniversary of First Commercial Sale, unless extended by mutual agreement of the Parties (the “Term”).

10.2 Expiration of License. The license granted by Ambrx to Elanco pursuant to Section 2.1 and all other rights granted to Elanco in this Agreement (other than those expressly stated in this Agreement to continue after expiration or termination of this Agreement), will cease upon the earlier of:

(a) expiry of the term of this Agreement pursuant to Section 10.1; or

(b) termination of this Agreement pursuant to Section 10.7; or

(c) termination of this Agreement by Ambrx pursuant to Section 10.9.

Subject to the foregoing, expiration of any particular Ambrx Patent Rights will not preclude Elanco from continuing to market and sell Products or to use Product after the term of this Agreement. For clarity, upon the expiration, but not earlier termination, of this Agreement with respect to a particular Product, Elanco shall thereafter have a non-exclusive right to market and sell such Product with no royalty or other obligation to Ambrx.

10.3 Ambrx Termination For Cause and Consideration. If Ambrx terminates this Agreement pursuant to Section 10.7 or 10.9, Ambrx will retain all sums paid to it by Elanco and Elanco will promptly pay all sums accrued which are then due and payable to Ambrx.

10.4 Elanco Termination For Cause and Consideration. If Elanco terminates this Agreement pursuant to Section 10.9, Ambrx will return all sums paid to it by Elanco under Section 4.9 that have not been expensed or committed against the budget in the Product Development Plan.

10.5 Surviving Obligations. Upon expiration or termination of this Agreement, the obligations which by their nature are intended to survive expiration or termination of this Agreement, will survive.

10.6 Existing Obligations. Expiration pursuant to Sections 10.1 or 10.2 above, or termination pursuant to Section 10.3, 10.4 or 10.7 of this Agreement for any reason, will not relieve the Parties of any obligation that accrued prior to such expiration or termination.

10.7 Termination At Will. Subject to the provisions of this Agreement, either Party may terminate this Agreement prior to first Product launch upon ninety (90) days’ Notice to the other Party, and promptly pay all sums accrued which are then due and payable to the other Party.

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10.8 Accrued Obligations. The expiration or termination of this Agreement or the Design & Development Program will not relieve the Parties of any obligation that accrued prior to such expiration or termination.

10.9 Events of Default. An event of default (“Event of Default”) will have occurred and this Agreement may be terminated by the Party first named in each paragraph below in the following circumstances:

(a) Material Breach. By the non-breaching Party, if the breaching Party fails to remedy a material breach of this Agreement within sixty (60) days after Notice thereof detailing the breach has been given to the breaching Party by the non-breaching Party.

(b) Failure of Elanco to Pay. By Ambrx, if Elanco fails to make any payment as required under this Agreement within the period(s) identified in this Agreement after such payment becomes payable, and such failure is not remedied within ten (10) business days after Notice thereof from Ambrx. Should there be a dispute between the Parties regarding payment, other than in relation to Elanco’s election not to pay Ambrx any of the Milestone Payments, no rights shall revert to Ambrx as a result of the dispute until completion of the following minor dispute resolution process: such dispute shall first be referred to appropriate management for resolution within sixty (60) days after such dispute is referred and if unresolved shall then be referred to the Chief Executive Officer of Ambrx and the president of Elanco for attempted resolution within sixty (60) days after such dispute is so referred for those disputes where the disputed amount is less than [***]. For those disputes where the disputed amount is equal to or greater than [***], such major disputes shall be resolved according to Article XII below. Should amounts be owed following the end of such sixty (60) day period or the completion of the dispute resolution process, as applicable, any late amounts shall be subject to interest under Section 5.15.

(c) Bankruptcy. By either Party, upon a proceeding in bankruptcy that is not dismissed within sixty (60) days, insolvency, dissolution or winding up of the other Party.

10.10 Default Remedies.

(a) Default Remedies Available to Elanco. In the event that an Event of Default occurs that is caused by Ambrx, and Ambrx fails to cure such default within the applicable cure period under Section 10.9, Elanco may elect to either (i) terminate this Agreement or (ii) without limiting any other legal or equitable remedies that Elanco may have, continue this Agreement in full force and effect, in accordance with its terms.

(b) Default Remedies Available to Ambrx. In the event that an Event of Default occurs that is caused by Elanco, and Elanco fails to cure such default within the applicable cure period under Section 10.9, Ambrx may elect to either (i) terminate this Agreement or (ii) without limiting any other legal or equitable remedies that Ambrx may have, continue this Agreement in full force and effect, in accordance with its terms.

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10.11 Termination Not Sole Remedy. Termination is not the sole remedy under this Agreement, and, whether or not termination is effected, all other remedies will remain available except as the Parties have expressly agreed to otherwise herein.

ARTICLE XI

11.1 Non-Compete. Except on written consent of Elanco, if Ambrx terminates this Agreement pursuant to Section 10.7, for a period of eighteen (18) months following the effective date of such termination, Ambrx and its Affiliates will not: (a) develop or pursue regulatory approval of the Products, or (b) if regulatory approval of the Products is received during such period, will not utilize, or permit any other party to utilize such regulatory approval during such period, or (c) sell Products that were licensed to Elanco in the Field and Territory. For clarity, the obligation of Ambrx set forth in this Section 11.1 shall not apply upon any termination or expiration of this Agreement other than termination by Ambrx solely pursuant to Section 10.7.

11.2 Separate Entities / Disclaimer of Agency. Ambrx and Elanco are and will remain separate independent entities. This Agreement will not constitute, create or otherwise imply a joint venture, partnership or formal business organization of any kind. Each Party to this Agreement will act as an independent contractor and not as an agent or legal representative of the other. Neither Party will have the right or authority to assume, create or incur any Third Party liability or obligation of any kind, express or implied, against or in the name of or on behalf of the other Party except as expressly set forth in this Agreement.

11.3 Publications. Neither Party will submit for written or oral publication any document, data, or other information generated and provided by the other Party during the term of this Agreement without first obtaining the prior written consent of the other Party, which consent will not be unreasonably withheld. The contributions of each Party will be noted in all publications, presentations, and press releases.

11.4 Publicity & Disclosure.

(a) Publicity. The Parties agree that the statement included as Exhibit E is approved for release by Ambrx at any time after the Effective Date of this Agreement, and that Ambrx may either issue such a statement, or make public statements or disclosures that are consistent with Exhibit E without the consent of Elanco. Neither Party will disclose to the public, any non-public information about this Agreement without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed more than ten (10) business days from the date of receipt of the request, except as required under any applicable laws, regulations or rules relating to the Party or any Affiliate of the Party. Except as set forth in this Section 11.4(a), neither Party shall use in advertising, publicity or otherwise the name or any trademark of the other Party without prior written consent.

(b) Disclosure. Elanco agrees that, in furtherance of financing transactions or discussions with Third Parties interested in acquiring a license or other interest in Ambrx’ technology or business, Ambrx may provide a redacted version of this Agreement to such Third Parties upon the advance execution of a binding confidentiality agreement between such Third Parties and Ambrx; the redacted version that Ambrx may share with such Third Parties is attached hereto as Exhibit F. Ambrx shall not be required to disclose the identity of any such Third Parties to Elanco.

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11.5 Force Majeure. If either Party is affected by any extraordinary, unexpected and unavoidable event, including, without limitation, acts of God, floods, fires, riots, terrorism, war, accidents, labor disturbances, breakdown of plant or equipment, lack or failure of transportation facilities, unavailability of equipment, sources of supply or labor, raw materials, power or supplies, infectious diseases of animals, or by the reason of any law, order, proclamation, regulation, ordinance, demand or requirement of the relevant government or any sub-division, authority or representative thereof (provided that in all such cases the Party claiming relief on account of such event can demonstrate that such event was extraordinary, unexpected and unavoidable by the exercise of reasonable care) (“Force Majeure”), it will as soon as reasonably practicable notify the other Party of the nature and extent thereof and take all reasonable steps to overcome the Force Majeure and to minimize the loss occasioned to that other Party. Neither Party will be deemed to be in breach of this Agreement or otherwise be liable to the other Party by reason of any delay in performance or nonperformance of any of its obligations hereunder to the extent that such delay and nonperformance is due to any Force Majeure of which it has notified the other Party and the time for performance of that obligation will be extended accordingly. Notwithstanding the foregoing sentence, should the Force Majeure continue for more than three (3) months, then the other Party shall have the right to terminate this Agreement immediately upon Notice of termination delivered to the affected Party.

11.6 Assignment. The Agreement may not be assigned or otherwise transferred by either Party without the prior written consent of the other Party, which consent will not be unreasonably withheld or delayed; provided, however, that each of the Parties may, without such consent, assign this Agreement and its rights and obligations hereunder to its Affiliates or in connection with the transfer or sale of all or substantially all of the portion of its business to which this Agreement relates, or in the event of its merger or consolidation or change in control or similar transaction or, in the case of Ambrx, the creation of a special purpose corporation or design and development limited partnership. Any permitted assignee will assume all obligations of its assignor under this Agreement in writing prior to the assignment. Any purported assignment in violation of the preceding sentences will be void.

11.7 Notices. Any consent, notice or report required or permitted to be given or made under this Agreement by one of the Parties hereto to the other Party (a “Notice”) will be delivered in writing by one of the following means: delivered personally; sent via e-mail with express confirmation from the addressee of its receipt; by facsimile (and promptly confirmed by personal delivery or courier); by a reputable, commercial courier; or by U.S. mail postage prepaid (where applicable), and addressed to such other Party at its address indicated below, or to such other address as the addressee will have last furnished in writing to the addressor and will be effective upon receipt by the addressee. Such Notices will be effective within three (3) business days of the postmark or transmittal date or when delivered to the addressee, whichever is earlier.

If to Ambrx:

Ambrx Inc.
10975 North Torrey Pines Road
La Jolla, CA 92037
Attention:	President and Chief Executive Officer
Fax:	858-453-9511

With a copy to:

Ambrx Inc.

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10975 North Torrey Pines Road
La Jolla, CA 92037
Attention:	Legal Department
Fax:	858-453-9511

If to Elanco:

Elanco Animal Health
Greenfield Laboratories
2001 West Main Street / P.O. Box 708
Greenfield, IN 46140

Attention:	Legal Department
Fax:	317-433-6353

11.8 Execution of Agreement. This Agreement may be executed by original or facsimile signature in several counterparts, all of which shall be deemed to be originals, and all of which shall constitute one and the same Agreement. Notwithstanding the foregoing, the Parties shall deliver original execution copies of this Agreement to one another as soon as practicable following execution thereof.

11.9 Governing Law and Venue. This Agreement shall be governed by and interpreted in accordance with the laws of New York without regard to its conflicts of laws principles.

11.10 Waiver. The waiver by a Party of a breach or a default of any provision of this Agreement by the other Party shall not be construed as a waiver of any succeeding breach of the same or any other provision, nor shall any delay or omission on the part of a Party to exercise or avail itself of any right, power or privilege that it has or may have hereunder operate as a waiver of any right, power or privilege by such Party.

11.11 Entire Agreement. This Agreement and the Exhibits hereto (which Exhibits are deemed to be a part of this Agreement for all purposes) contain the full understanding of the Parties with respect to the subject matter hereof and supersede all prior understandings and writings relating thereto. No waiver, alteration or modification of any of the provisions hereof shall be binding unless made in writing and signed by the Parties.

11.12 Headings. The headings contained in this Agreement are for convenience of reference only and shall not be considered in construing this Agreement.

11.13 Severability. In the event that any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable because it is invalid or in conflict with any law of any relevant jurisdiction, the validity of the remaining provisions shall not be affected, and the Parties shall negotiate a substitute provision that, to the extent possible, accomplishes the original business purpose. During the period of such negotiation, and thereafter if no substituted provision is agreed upon, any such provision which is enforceable in part but not in whole shall be enforced to the maximum extent permitted by law.

11.14 Successors and Assigns. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the Parties hereto and their successors and permitted assigns under Section 11.6 of this Agreement.

ARTICLE XII

12.1 Dispute Resolution. In the event of a dispute, controversy or claim under or relating to this Agreement (a “Dispute”), the Parties shall refer such dispute to the Chief Executive Officer

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of Ambrx and the President of Elanco for attempted resolution by good faith negotiations within thirty (30) days after such referral is made. In the event such executives are unable to resolve such Dispute within such thirty (30) day period, either Party may invoke any legal remedies in a court or judicial body of competent jurisdiction to resolve such dispute, subject to Section 17.2 of this Agreement. Any such legal remedies in a court or judicial body of competent jurisdiction shall be conducted in the English language.

12.2 No Delay in Unrelated Payments. In the event of a Dispute, a Party shall have no right to toll or delay any payment or other obligation in this Agreement unrelated to the Dispute as a result of the Dispute.

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EXECUTED

Signed on behalf of	)
Eli Lilly and Company, operating through its Elanco Animal Health division	) )
by an authorized officer in the presence of:	)

/s/ Paul A. Stewart		/s/ Patrick C. James
Signature of Witness		Signature of Authorized Officer

Paul A. Stewart		Patrick C. James
Name of Witness (please print)		Name of Authorized Officer (please print)

February 14, 2007
Date Signed

Signed on behalf of	)
Ambrx, Inc.	)
by an authorized officer in the presence of:	)

/s/ Hazel M. Aker		/s/ Martin A. Mattingly, Pharm.D.
Signature of Witness		Signature of Authorized Officer

Hazel M. Aker		Martin A. Mattingly, Pharm.D.
Name of Witness (please print)		Name of Authorized Officer (please print)

January 17, 2007
Date Signed

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EXHIBIT A

PRODUCT DEVELOPMENT PLAN

(The first draft must be consistent with the outline of scope of this project and responsibilities outline in this Exhibit A, and will be provided by the Project Team to the Steering Committee within 60 days of the completion of Elanco due diligence, with final approval by Steering Committee within 90 days after receipt of the first draft)

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EXHIBIT A (continued)

PRODUCT DEVELOPMENT PLAN

(The first draft must be consistent with the outline of scope of this project and responsibilities outline in this Exhibit A, and will be provided by the Project Team to the Steering Committee within 60 days of the completion of Elanco due diligence, with final approval by Steering Committee within 90 days after receipt of the first draft)

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EXHIBIT B

ELANCO COMPOUNDS

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EXHIBIT C

CRITERIA TO ESTABLISH A POC STUDY FOR THE FIRST PRODUCT

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EXHIBIT D

AMBRX PATENT RIGHTS

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EXHIBIT E

APPROVED STATEMENT

Ambrx Inc. today announced the signing of a collaborative research, license and commercialization agreement with a major pharmaceutical company. The agreement calls for Ambrx to utilize its proprietary ReCODE ™ technology to develop multiple, protein-based therapeutic product candidates.

Under the terms of the agreement, Ambrx will receive an upfront payment, with the potential for additional payments upon successful completion of development and regulatory approval milestones. Upon commercialization of a product, Ambrx will receive royalties on net sales of products. Ambrx will also receive funding for a multi-year collaborative research program and will be reimbursed for all development and clinical costs for the product candidates.

“This collaboration furthers Ambrx’ strategy of partnering with leaders in their respective fields, and will allow us to extend the application of our technology into promising new areas,” said Martin A. Mattingly, Pharm.D., president and chief executive officer of Ambrx.

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EXHIBIT F

REDACTED VERSION OF AGREEMENT